SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 29, 2004
                                  -------------


                                LORAL ORION, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

             Delaware                0-22085             52-2008654
          -----------------------------------------------------------
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification
          incorporation)                               Number)


                  500 Hills Drive, Bedminster, New Jersey      07921
           -----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


               Registrant's telephone number, including area code:
                                 (908) 470-2300
           -----------------------------------------------------------



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Item 5. Other Events and Required FD Disclosure.
        ---------------------------------------

     Following its launch on June 28, 2004, the Telstar 18 communications satellite separated from the Sea Launch Zenit-3SL rocket's upper stage prematurely and was placed into a lower than expected transfer orbit. The registrant believes, based on current available data, that the satellite has sufficient on-board fuel to bring it to its final orbital position and exceed its 13-year specified life. Telstar 18 has deployed its solar arrays and all systems on the spacecraft are operating normally.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Loral Orion, Inc.

                              By:  /s/ Janet Yeung
                                   ---------------
                              Name:   Janet Yeung
                              Title:  Vice President and Assistant Secretary




Date:  June 30, 2004